EXHIBIT 99.1

                   CERTIFICATION OF PERIODIC FINANCIAL REPORT


The undersigned hereby certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), that:

1. The Quarterly Report on Form 10-Q of Buckhead America Corporation for the quarterly period ended June 30, 2002 as filed August 19, 2002 with the Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

2. The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of Buckhead America Corporation.


Date:  August 19, 2002                    /s/ Douglas C. Collins
                                          ---------------------------
                                          Douglas C. Collins
                                          President and Chief Executive Officer
                                          of Buckhead America Corporation


Date:  August 19, 2002                    /s/ Robert B. Lee
                                          ---------------------------
                                          Robert B. Lee
                                          Senior Vice President and
                                          Chief Financial Officer
                                          of Buckhead America Corporation





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